Late Stage, Best-in-Class Antibiotics 30 June 2014

Institutional Only 2 Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, Ladenburg Thalmann & Co. Inc. or the Company. The information contained in this document is accurate only as of the date hereof regardless of the date of sale of any securities. Any representations and warranties will be contained only in a definitive agreement signed by the investor(s) and the Company. “Paratek” and the Paratek logo are trademarks and service marks of Paratek Pharmaceuticals, Inc. All other trademarks, service marks, service marks, trade names, logos and brand names identified in this presentation are the property of their respective owners. Forward Looking Statements / Risk Factors This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, the market opportunity for and the market acceptance of our product candidates, and the strength of our intellectual property portfolio. Examples of such statements include, but are not limited to, statements relating to the potential clinical risks and efficacy of, and market opportunities for, our product candidates, including Omadacycline and Sarecycline, the timing of clinical development of, and regulatory approval for, our product candidates, and the nature and timing of our collaboration agreements with respect to our product candidates. The words “anticipate,” “estimate,” “expect,” “believe,” “will” and similar terms and phrases are used to identify forward-looking statements. These statements are based on current information and belief, and are not guarantees of future performance. Our ability to predict results, financial or otherwise, or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted depending on a variety of factors. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations or whether the forward-looking statements ultimately prove to be correct. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Among the risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements include delays in clinical trials or unexpected results; the failure of collaborators to perform obligations under our collaboration agreements; our failure to obtain regulatory approval for our product candidates; that our products may not gain the anticipated acceptance in the marketplace or that acceptance may be delayed; that our products may not receive reimbursement from healthcare payors; the effects of competition; and our inability to protect our intellectual property and proprietary technology through patents and other means. Forward- looking statements do not reflect the potential impact of any future in-licensing, colalborations, acquisitions, mergers, dispositions, joint ventures, or investments we may enter into or make.

Institutional Only 3 Additional Information about the Merger and Where to Find It In connection with a proposed merger, Transcept Pharmaceuticals, Inc., or Transcept, and Paratek intend to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement. Investors and security holders of Transcept and Paratek are urged to read these materials when they become available because they will contain important information about Transcept, Paratek and the merger. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Transcept with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Transcept by directing a written request to: Transcept Pharmaceuticals, Inc., 1003 W. Cutting Blvd., Suite #110, Point Richmond, California 94804, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Transcept and its directors and executive officers and Paratek and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Transcept in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the merger will be included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Transcept is also included in Transcept Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 14, 2014. This document is available free of charge at the SEC web site at www.sec.gov and from Investor Relations at Transcept at the address described above.

Institutional Only • Omadacycline: - 2 SPA agreements in place with FDA • ABSSSI & CABP phase 3 programs: commence 1H 2015 • Expedited FDA review through QIDP designation • ABSSSI & CABP indications at 2018 launch - cUTI phase 2 program to commence in 2H 2015 - Commercial scale-ready oral tablet plus IV formulation - Worldwide rights retained by Paratek • EU approval path being finalized • Sarecycline: - Partnered with Actavis in US - Phase 3 trials for acne scheduled to start in 2H 2014 - Near term milestone and double digit royalties Investment Highlights 4

Institutional Only Problem: Resistant Bacteria 5 What is Needed?  Oral and IV formulations  Broad-spectrum Monotherapy  “Worry-free” safety & tolerability Omadacycline

PARATEK PHARMACEUTICALS

Institutional Only

Omadacycline Opportunity: Addressing a Large Market Opportunity with an Oral and IV Antibiotic for Serious Community-Acquired Infections

Antibiotic	Inventor	Form	Indications	Peak Year Sales
Levaquin (J&J)	Pharma	Oral & IV	Skin, Respiratory Tract, UTI	$3.2 B
Augmentin (GSK)	Pharma	Oral	Skin, Upper Resp Tract, UTI	$2.9 B
Zithromax (Pfizer)	Pharma	Oral & IV	Upper & Lower Resp Tract	$2.5 B
Cipro (Bayer)	Pharma	Oral & IV	Skin, Urinary Tract	$2.4 B
Biaxin (Abbott)	Pharma	Oral	Upper & Lower Resp Tract	$1.5 B
Zyvox (Pfizer)	Pharma	Oral & IV	Skin, Hospital Acquired Pneumo	$1.3 B
Zosyn (Pfizer)	Pharma	IV	Resp Tract, Skin, Urinary Tract	$1.0 B
Rocephin (Roche)	Pharma	IV	Resp Tract, Skin, Urinary Tract	$1.0 B
Mefoxin (Merck)	Pharma	IV	Resp Tract, Skin, Urinary Tract	$1.0 B
Primaxin (Merck)	Pharma	IV	Resp Tract, Skin, Urinary Tract	$0.9 B
Cubicin (Cubist/Lilly)	VC Backed Co	IV	Skin, Endocarditis	$0.9 B
Tygacil (Wyeth/Pfizer)	Pharma	IV	cSSSI, IAI, CABP (US)	$0.4 B
DoriBax (Peninsula)	VC Backed Co	IV	cIAI, Urinary Tract	$0.3 B
Teflaro (Cerexa/Forest)	VC Backed Co	IV	cSSSI, CABP	$0.1 B
Dificid (Optimer)	VC Backed Co	GI & Oral*	C. difficile *Poor Absorption	$0.1 B
Vibativ (Theravance)	VC Backed Co	IV	cSSSI/HAP	$0.1 B

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Institutional Only Michael F. Bigham CEO Evan Loh, MD President & CMO Led Tygacil development Dennis P. Molnar SVP Beverly A. Armstrong VP, General Counsel and CCO Kathryn M. Boxmeyer VP, CFO and Treasurer Sean M. Johnston, PhD VP, Manufacturing S. Ken Tanaka, PhD VP, Research and Development Developed clarithormycin, temofloxacin MANAGEMENT Proven Team Has Delivered Major Antibiotic Drugs to the Market

PARATEK PHARMACEUTICALS
Institutional Only

Paratek's Late-Stage Pipeline

Product Candidate	Research	Preclinical	Phase 1	Phase 2	Phase 3	Commercial Rights
Omadacycline[4]	ABSSSI[1] (Oral & IV) – FDA QIDP status				SPA	PARATEK PHARMACEUTICALS
	CABP[2] (Oral & IV) – FDA QIDP status				SPA	
	UTI[3] (Oral & IV) – FDA QIDP status					
Sarecycline (WC 3035)	Acne (oral)					Actavis (US[5,6])
	Rosacea (oral)					

(1) ABSSSI – Acute Bacterial Skin & Skin Structure Infection
(2) CABP – Community-Acquired Bacterial Pneumonia
(3) UTI – Urinary Tract Infection
(4) Updated SPA agreements were received from FDA for ABSSSI and CABP in November 2013. QIDP status for once daily, oral & IV forms in all 3 indications
(5) Paratek in rest of world. Development and regulatory milestones plus royalties to Paratek
(6) Actavis and Forest have announced plans to merge

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PARATEK PHARMACEUTICALS
Institutional Only

Omadacycline Compared to Linezolid in cSSSI Trials: Comparable Clinical Response Rates[1]

Combined Data from Phase 2 and Phase 3 Non-Registration Trials

Population[2]	Clinical Success Rate[3]	
	Omadacycline	Linezolid
Intent to Treat (ITT)	87.2% (156/179)	81.1% (146/180)
Clinically Evaluable (CE)	97.5% (156/160)	94.2% (146/155)

(1) The table shows combined data from our Phase 2 and Phase 3 non-registration trials, neither of which had a sufficient number of patients enrolled to determine statistical non-inferiority.

(2) An Intent-to-Treat, or ITT, population refers to all enrolled subjects, as defined in the protocol, who received at least one dose of study drug. A Clinically Evaluable, or CE, population refers to all ITT subjects who had a qualifying infection, as defined in the protocol.

(3) Clinical success refers to the continued improvement or complete resolution of baseline symptoms in the ITT or CE populations, assessed by the clinical investigator 10 to 17 days after the last day of study drug.

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Institutional Only Omadacycline: Minimal Safety & Tolerability Concerns for Physicians & Patients • Over 700 human subject-exposures to omadacycline • TQTc(1) study completed; no hERG channel effects • No metabolites • No drug-drug interactions predicted • No GI side-effects predicted with commercial-ready oral & IV formulations • Oral tablet meets FDA request for bioequivalence to IV • Excellent stability profile (>2 years) for oral & IV 10 (1) Thorough QTc study designed to assessed prolongation of QTc, an indicator of cardiac arrhythmia.

PARATEK PHARMACEUTICALS
Institutional Only

Phase 3 Omadacycline Registration Trial Designs: ABSSSI and CABP FDA SPA Agreements


ABSSSI
650 patients
~80 sites
1:1 Randomization
Omadacycline(3)
IV
Omadacycline
Oral
Linezolid
IV
Linezolid
Oral
d1
d2-3
Early Response
Up to d14
End of Treatment
d16-20
Test of Cure(2)
CABP
750 patients
~110 sites
1:1 Randomization
Omadacycline(3)
IV(1)
Omadacycline
Oral
Moxifloxacin
IV(1)
Moxifloxacin
Oral
d1
d3-5
Early Response
Up to d14
End of Treatment
d16-20
Test of Cure(2)

(1) *S. aureus coverage added (Linezolid to moxifloxacin and placebo to Omadacycline) at investigator's discretion.*
(2) *TOC endpoint = Primary endpoint for EMA guidance*

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Institutional Only Unmet Need for Oral Antibiotic Treatment of cUTI* *Medacorp survey 1Q 2013 • No effective oral antibiotic options for resistant E. coli, the predominant causative bacteria in cUTI • 97.1% of surveyed physicians believe that their patients with resistant E. coli could benefit from a new antibiotic, with the following key attributes: • Oral formulation • Addresses resistant pathogens that only have an IV-only option today • Improved safety and tolerability profile • Omadacycline possesses all of these attributes 12

Institutional Only • Omadacycline: - 2 SPA agreements in place with FDA • ABSSSI & CABP phase 3 programs: commence 1H 2015 • Expedited FDA review through QIDP designation • ABSSSI & CABP indications at 2018 launch - cUTI phase 2 program to commence in 2H 2015 - Commercial scale-ready oral tablet plus IV formulation - Worldwide rights retained by Paratek • EU approval path being finalized • Sarecycline: - Partnered with Actavis in US - Phase 3 trials for acne scheduled to start in 2H 2014 - Near term milestone and double digit royalties Investment Highlights 13